Revenue Recognition	9 Months Ended
Sep. 30, 2013
Revenue Recognition [Abstract]
Revenue Recognition
3. Revenue Recognition

Revenue is recognized in accordance with Accounting Standards Codification ("ASC") Topic 605. Four basic criteria must be met before revenue can be recognized: (i) persuasive evidence that an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed or determinable; and (iv) collectability is reasonably assured.

The Company recognizes revenue related to product sales when delivery is confirmed by its external logistics provider and the other criteria of ASC Topic 605 are met. Product revenue is recorded net of returns and allowances. All costs and duties relating to delivery are absorbed by Nephros. Shipments for all products are currently received directly by the Company’s customers.

Deferred revenue on the accompanying September 30, 2013 condensed consolidated balance sheet is approximately $878,000 and is related to the License Agreement with Bellco (see Note 10) which is being deferred over the remainder of the expected obligation period. The Company has recognized approximately $1,580,000 of revenue related to this license agreement to date and approximately $535,000 for the nine months ended September 30, 2013. The Company amortizes the deferred revenue monthly over the expected obligation period which ends on December 31, 2014. This will result in expected recognized revenue of approximately $176,000 for the remaining three month period ending December 31, 2013 and $702,000 for the year ended December 31, 2014.